Summary Prospectus – March 1, 2010

Schroder U.S. Small and Mid Cap Opportunities Fund
Class/Ticker: Investor Shares/SMDIX

Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. You can find the Fund’s full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108 or by sending an email request to schroderfunds@us.schroders.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated March 1, 2010, and the financial statements included in the Fund’s annual report to shareholders, dated October 31, 2009.

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses(1)	1.31%
Acquired Fund Fees and Expenses	0.03%

Total Annual Fund Operating Expenses(1)	2.34%
Less: Expense Reimbursement(2)	(1.26)%

Net Annual Fund Operating Expenses(3)	1.08%

(1)	“Other Expenses” are restated to reflect expenses paid at the Fund level for the fiscal year ended October 31, 2009; as a result of the restatement, the Total Annual Fund Operating Expenses shown differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the full prospectus.

(2)	In order to limit the expenses, the Fund’s adviser has contractually agreed through February 28, 2011 to pay or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) for the Fund’s Investor Shares exceed 1.05% of Investor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

(3)	“Net Annual Fund Operating Expenses” shown above include expenses incurred indirectly by the Fund (e.g., indirect Other Expenses and/or Acquired Fund Fees and Expenses), and thus may be higher than the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the full prospectus. If only the operating expenses of the Fund were included in Net Annual Fund Operating Expenses, and not the indirect expenses incurred by the Fund, the Net Annual Fund Operating Expenses would be 1.05% for Investor Shares.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$110	$609	$1,136	$2,579

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Schroder U.S. Small and Mid Cap Opportunities Fund	Summary Prospectus

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in securities of companies considered by the Fund’s adviser at the time to be small or mid cap companies located in the United States. The adviser currently considers a company to be a small or mid cap company if it has a market capitalization of between $750 million and $9 billion (or is in the bottom 40% of the U.S. market by market capitalization) at the time of investment. The Fund may also invest in equity securities of micro-cap companies or larger companies if the adviser believes they offer the potential for capital appreciation. The adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in initial public offerings (IPOs), real estate investment trusts (REITs), closed-end funds or exchange-traded funds, and may use options and other derivative instruments (though not for leverage) in pursuing its principal strategy. The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s investment team and there is no guarantee that the Fund will achieve its investment objective. The value of securities held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the securities markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•	Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk;

•	Equity Securities Risk: equity securities may react more strongly to changes in overall market conditions, or to a particular issuer’s financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•	Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•	Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•	REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate. Some REITs have limited diversification and some have expenses that may be indirectly incurred by shareholders of the Fund;

•	IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•	Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

•	Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•	Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, and valuation risks and the risk of losing more than the principal amount invested;

•	Debt Securities Risk: investing in fixed income securities (bonds), may expose the Fund to “Credit Risk,” “Interest Rate Risk,” “Extension Risk,” “Valuation Risk,” “Inflation/Deflation Risk,” and “High-Yield/Junk Bonds Risk,” among other risks;

•	Valuation Risk: certain securities may be difficult to value, and to the extent the Fund sells a security at a price lower than that used to value the security, its net asset value will be adversely affected; and

•	Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see “Principal Risks of Investing in the Funds” in the Fund’s full prospectus for a more detailed description of the Fund’s risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Schroder U.S. Small and Mid Cap Opportunities Fund	Summary Prospectus

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns
Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 4/01/09 - 6/30/09 18.71%	Lowest 10/01/08 - 12/31/08 -21.10%

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	Since Inception (3/31/06)

Return Before Taxes	34.26%	2.30%
Return After Taxes on Distributions	34.26%	1.91%
Return After Taxes on Distributions and Sale of Fund Shares	22.27%	1.85%

Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	34.39%	(2.77)%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management of the Fund

Investment Adviser – Schroder Investment Management North America Inc. (“Schroders”)

Portfolio Managers –
Jenny B. Jones, Lead Portfolio Manager, has managed the Fund since its inception in March 2006 and is the Lead Portfolio Manager.

Purchase and Sale of Fund Shares

Investor Shares are intended primarily for purchase directly from the Fund. Investor Shares may also be sold through certain fund networks or other financial intermediaries that have arrangements with Schroders or the Fund’s distributor to sell shares. The minimum initial investment in the Fund for Investor Shares is $250,000 and the minimum subsequent investment is $1,000, though minimums may be waived or modified for certain financial intermediaries. Please consult your financial intermediary for more information. You may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund’s transfer agent, Boston Financial Data Services, Inc. (“BFDS”) at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your Investor Shares on any day the New York Stock Exchange is open by calling BFDS or by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 8507, Boston, MA 02266). If your shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary. Generally, purchase and redemption requests received in good order will be processed at the net asset value (NAV) next calculated after the request is received.

Tax Information

The Fund’s distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Schroder U.S. Small and Mid Cap Opportunities Fund	Summary Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit its Web site for more information.